UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2026
____________________
Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
____________________

Maryland	333-288734	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
(212) 832-3232
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 25, 2026, Cohen & Steers Income Opportunities REIT, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each stockholder of record of common stock of the Company as of the close of business on April 2, 2026 was entitled to vote, and each stockholder was entitled to one vote per share of common stock.
At the Annual Meeting, the stockholders of the Company (i) elected the five director nominees to our board of directors, to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified, and (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Set forth below are the final voting results with respect to each matter submitted to a vote of Company stockholders.
(i) Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Robert H. Steers	12,584,737	16,570	154,118	—
Joseph M. Harvey	12,600,307	999	154,119	—
Dana Roffman	12,601,307	—	154,118	—
John Thiel	12,601,307	—	154,118	—
W. Edward Walter	12,584,737	16,570	154,118	—

(ii) Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
12,581,104	20,202	154,119	—
Item 7.01.    Regulation FD Disclosure.
June 2026 Distributions
On June 30, 2026, the Company declared distributions for each class of its common stock outstanding in the amount per share set forth below for record holders as of the date set forth above the table:

	June 30, 2026 Record Date
	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class I Common Stock	$0.0435	$—	$0.0435
Class F-I Common Stock	$0.0435	$—	$0.0435
Class P Common Stock	$0.0435	$—	$0.0435
Class B Common Stock	$0.0435	$—	$0.0435
Class R-I Common Stock	$0.0435	$—	$0.0435
Class R-S Common Stock	$0.0435	$(0.0084)	$0.0351
Class M-I Common Stock	$0.0435	$—	$0.0435

The net distributions for each class of common stock (which represent the gross distributions less stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on the record date set forth above. These distributions will be paid on or about July 22, 2026 and will be paid in cash or reinvested in the applicable class of shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.

Date:	June 30, 2026

		By:	/s/ Arjun Mahalingam
		Name:	Arjun Mahalingam
		Title:	Chief Financial Officer & Treasurer